                                                                    Exhibit 10.2

                       HEALTH BENEFITS DIRECT CORPORATION

                  2005 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

          1.   PURPOSE OF THE PLAN.

          This 2005  Non-Employee  Directors  Stock  Option Plan (the "Plan") is
intended  as an  incentive  to enable  Health  Benefits  Direct  Corporation,  a
Delaware  corporation with its principal  office at 2900 Gateway Drive,  Pompano
Beach,  FL 33069  (the  "Company"),  to  attract  and  retain  the  services  of experienced and highly-qualified  individuals as directors of the Company and to encourage  stock ownership by such directors so that their interests are aligned with the  interests  of the Company and its  shareholders.  It is intended  that participants in the Plan may acquire or increase their proprietary  interests in the Company and be encouraged to remain in the directorship of the Company.  For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections  424(e) and 424(f) of the Internal  Revenue Code of 1986,
as amended (the "Code").

     2.   ADMINISTRATION OF THE PLAN.

          The Plan  shall be  administered  by the  Board  of  Directors  of the
Company (the "Board")  and/or by a duly appointed  committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such  committee has been appointed and,  unless the powers of the committee  have been  specifically  limited,  the committee shall have all of the powers of the Board granted  herein,  including, without limitation, the power to terminate or amend the Plan at any time subject to the terms of the Plan and any  applicable  limitations  imposed  by law.  The
Board shall have  authority to administer  the Plan subject to the provisions of the Plan but  shall  have no  authority,  discretion  or  power  to  select  the non-employee  directors of the Company who will receive  options under the Plan, to set the exercise  price of the options  granted  under the Plan, to determine the number of shares of common stock to be granted  upon  exercise of options or the time at which such options are to be granted,  to establish  the duration of option grants, or to alter other terms or conditions  specified in the Plan. All questions of interpretation of the Plan or of any options granted under the Plan
(an "Option") shall be determined by the Board, and such determinations shall be final and  binding  upon all  persons  having an interest in the Plan and/or any
Option.  Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation,  or election which is the responsibility of or which is allocated to the Company herein,  provided the officer has apparent authority with respect to such matter,  right,  obligation, or election.

     3.   ELIGIBILITY AND TYPE OF OPTION.

          Options may be granted  only to  directors  of the Company who, at the time of such  grant,  are not  employees  of the  Company  or of any  parent  or subsidiary  corporation  of  the  Company  ("Non-Employee  Directors").  Options

granted to Non-Employee  Directors shall be nonqualified stock options; that is, options that are not treated as having been granted under Section  422(b) of the
Code. A person granted an Option is hereinafter referred to as an "Optionee."

     4.   SHARES SUBJECT TO OPTION.

          Subject to  adjustment  as  provided  in Section 8 hereof,  a total of
1,500,000 shares of the Company's common stock,  $0.001 par value per share (the
"Stock"),  shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or treasury  shares,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of
Stock that may remain unsold and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the purposes of the
Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. If an
Option expires or becomes  unexercisable  without having been exercised in full, or is forfeited,  the unpurchased shares which were subject thereto shall become available  for  future  grant or sale  under  the  Plan.  Stock  used to pay the exercise price of an Option shall not become  available for future grant or sale under the Plan.  Stock used to satisfy  tax  withholding  obligations  shall not become available for future grant to sale under the Plan.

     5.   TIME FOR GRANTING OPTIONS.

          All Options shall be granted,  if at all,  within eight years from the
Effective Date.

     6.   TERMS, CONDITIONS AND FORM OF OPTIONS.

          Options  granted  pursuant to the Plan shall be  evidenced  by written agreements  specifying  the  number of shares of Stock  covered  thereby,  which written  agreement  may  incorporate  all or any of the  terms  of the  Plan  by reference  and shall  comply  with and be  subject  to the  following  terms and conditions:

     (a)  AUTOMATIC  GRANT OF OPTIONS.  Subject to execution  by a  Non-Employee
Director  of  an  appropriate   Option  Agreement,   Options  shall  be  granted
automatically and without further action of the Board, as follows:

          (i)  Each person  (other than the  Chairman)  who is newly  elected or appointed as an  Non-Employee  Director on or after the Effective  Date shall be granted an Option on the day of such initial  election or  appointment  (and not upon any future  re-election  or  appointment)  to purchase  Two  Hundred  Fifty
Thousand (250,000) shares of Stock.

          (ii) Notwithstanding  the  foregoing,  any  person  may  elect  not to receive an Option to be granted  pursuant  to this  Section  6(a) by  delivering written  notice of such election to the Board no later than the day prior to the date on which such Option would  otherwise be granted.  A person so declining an
Option shall receive no payment or other  consideration in lieu of such declined
Option.  A person  who has  declined  an Option  may  revoke  such  election  by delivering  written notice of such revocation to the Board no later than the day prior to the date on which such Option would be granted pursuant to this Section
6(a).

          (iii)Notwithstanding  any other provision of the Plan to the contrary, no  Option  shall be  granted  to any  individual  on a day when he or she is no longer serving as a Non-Employee Director of the Company.

     (b)  OPTION  EXERCISE  PRICE.  The  purchase  price of each  share of Stock purchasable under an Option shall be the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted. "Fair Market Value" means the  average  of the high and low  prices of  publicly  traded  shares of Stock, rounded to the nearest cent, on the principal  national  securities  exchange on which  shares of Stock are listed (if the shares of Stock are so listed),  or on the Nasdaq  Stock  Market (if the  shares of Stock are  regularly  quoted on the
Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the  closing  bid and asked  prices of  publicly  traded  shares of Stock in the over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the  provisions  of the Code.  Anything  in this  Section  6(b) to the  contrary notwithstanding,  in no event  shall the  purchase  price of a share of Stock be less than the  minimum  price  permitted  under the  rules and  policies  of any national securities  exchange on which the shares of Stock are listed.  Prior to commencement of trading, the Fair Market Value shall be $1.00 per share

     (c)  EXERCISE  PERIOD AND  EXERCISABILITY  OF  OPTIONS.  An Option  granted pursuant to the Plan shall be exercisable for a term of ten (10) years.  Options granted  pursuant to the Plan shall be  exercisable  as follows:  forty  percent
(40%) of the  aggregate  shares of Stock  purchasable  under an Option  shall be exercisable  on the date of grant of such Option,  thirty  percent  (30%) of the aggregate  shares of Stock  purchasable  under an Option shall be exercisable on the first  anniversary  of the date of grant,  and the remaining  thirty percent
(30%) of the  aggregate  shares of Stock  purchasable  under an Option  shall be exercisable  in  twelve  equal  increments  at the  end of each  calendar  month thereafter; provided, however, no option shall be exercisable until such time as any vesting limitation  required by Section 16 of the Securities Exchange Act of
1934, as amended,  and related rules shall be satisfied if such limitation shall be required for  continued  availability  of the exemption  provided  under Rule
16b-3(d)(3).

     (d)  TERMINATION OF OPTIONS.

          (i)  In the event  that an  Optionee  ceases to be a  director  of the
Company because the Optionee has become permanently disabled (within the meaning of Section  22(e)(3) of the Code),  the Option  granted to such  Optionee may be exercised by the Optionee,  to the extent the Option was exercisable on the date such Optionee ceases to be a director.  Such Option may be exercised at any time within  one (1) year after the date the  Optionee  ceases to be a  director,  at which time the Option  shall  terminate or prior to the date on which the Option otherwise expires by its terms, whichever is earlier; provided,  however, if the
Optionee dies before the Options are forfeited  and no longer  exercisable,  the terms and provisions of Section 6(d)(ii) shall control.

          (ii) In the event of the death of an Optionee,  the Option  granted to such Optionee may be exercised,  to the extent the Option was exercisable on the date of such  Optionee's  death, by the estate of such Optionee or by any person or  persons  who  acquired  the right to  exercise  such  Option by  bequest  or inheritance  or otherwise by reason of the death of such  Optionee.  Such Option may be exercised at any time within one (1) year after the date of death of such
Optionee,  at which time the  Option  shall  terminate,  or prior to the date on which the option otherwise expires by its terms, whichever is earlier.

          (iii) In the event that an  Optionee  ceases to be a  director  of the
Company  on  account  of fraud,  dishonesty  or other  acts  detrimental  to the interests  of the Company or any direct or indirect  subsidiary  of the Company, the Option  granted to such Optionee  shall  terminate on the date such Optionee ceases to be a director of the Company.

          (iv) In the event that an  Optionee  is  removed as a Director  by the
Company at any time other  than for  "Cause" or resigns as a director  for "Good
Reason" the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was  exercisable on the date such Optionee  ceases to be a director. Such Option may be exercised at any time within one (1) year after the date the  Optionee  ceases to be a  director,  at which  time the  Option  shall terminate  or prior to the date on which the  Option  otherwise  expires  by its terms, whichever is earlier; provided,  however, if the Optionee dies before the
Options are forfeited  and no longer  exercisable,  the terms and  provisions of
Section 6(d)(ii) shall control. For purposes hereof,  "Cause" shall exist upon a good-faith  determination by the Board,  following a hearing before the Board at which an Optionee  was  represented  by counsel and given an  opportunity  to be heard,  that such Optionee has been  convicted of an act of willful and material embezzlement  or fraud  against  the  Company or of a felony  under any state or federal  statute;  provided,  however,  that it is specifically  understood that
"Cause" shall not include any act of  commission  or omission in the  good-faith exercise of such Optionee's business judgment as a Non-Employee Director, as the case may be, of the Company, or upon the advice of counsel to the Company.

          (v) In the event an Optionee resigns as a director for Good Reason (as defined hereinafter),  then the Option granted to such Optionee may be exercised by the  Optionee,  to the extent the  Option  was  exercisable  on the date such
Optionee  ceases to be a  director.  Such  Option may be  exercised  at any time within  one (1) year after the date the  Optionee  ceases to be a  director,  at which time the Option  shall  terminate or prior to the date on which the Option otherwise expires by its terms, whichever is earlier; provided,  however, if the
Optionee dies before the Options are forfeited  and no longer  exercisable,  the terms and provisions of Section  6(d)(ii)  shall  control.  For purposes of this
Section 6(d)(vi) Good Reason shall exist upon the occurrence of the following:

               (i)  the occurrence of any of the following circumstances:

                    (a)  the  assignment of Optionee of any duties  inconsistent with the  position in the Company  that  Optionee  held
                         immediately prior to the assignment;

                    (b)  a  Change  of  Control,   or  a   significant   adverse
                         alteration  in the status or  conditions  of Optionee's
                         participation  with  the  Company  or other  nature  of
                         Optionee's  responsibilities from those in effect prior
                         to such Change of Control,  including  any  significant
                         alteration in Optionee's  responsibilities  immediately
                         prior to such Change in Control; and

                    (c)  the  failure  by the  Company  to  continue  to provide
                         Optionee with benefits  substantially  similar to those
                         enjoyed by Optionee prior to such failure.

          (vi) In the event  that an  Optionee  ceases to be a  director  of the
Company for any reason other than  permanent  disability  (within the meaning of
Section 22(e)(3) of the Code), death or on account of fraud, dishonesty or other acts  detrimental  to the  interests  of the  Company or any direct or  indirect subsidiary of the Company,  the Option granted to such Optionee may be exercised by him or her,  but only to the extent the  Option was  exercisable  on the date such Optionee ceases to be a director.  Such Option may be exercised at any time within one (1) year after the date such Optionee  ceases to be a director of the
Company, at which time the Option shall terminate, or prior to the date on which the option  expires by its terms,  whichever  is  earlier.

     (e)  PAYMENT  OF OPTION  EXERCISE.  Payment of the  exercise  price for the number of shares of Stock being  purchased  pursuant to any Option shall be made in  cash,  by  check  or  such  other  instrument  as may be  acceptable  to the
Committee.

     (f)  CHANGE OF  CONTROL.  A  "Change  of  Control"  shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (i)  a tender  offer (or series of related  offers)  shall be made and consummated  for  the  ownership  of  50% or  more  of  the  outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

          (ii) the  Company  shall  be  merged  or  consolidated   with  another
corporation, unless as a result of such merger or consolidation more than 50% of the  outstanding  voting  securities of the  surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately  prior to such  transaction),  any employee benefit plan of the
Company or its subsidiaries, and their affiliates;

          (iii)  the  Company  shall  sell  substantially  all of its  assets to another corporation that is not wholly owned by the Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders  of  the  Company  (as  of  the  time  immediately  prior  to  such transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates; or

          (iv) a Person (as  defined  below)  shall  acquire  50% or more of the outstanding  voting  securities of the Company  (whether  directly,  indirectly, beneficially or of record), unless as a result of such acquisition more than 50%

of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time  immediately  prior to the first  acquisition  of such  securities  by such
Person), any employee benefit plan of the Company or its subsidiaries, and their affiliates.

     For purposes of this Section  6(f),  ownership of voting  securities  shall take into  account and shall  include  ownership as  determined  by applying the provisions  of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the
Securities  Exchange Act of 1934, as amended (the "Exchange  Act"). In addition, for such purposes,  "Person" shall have the meaning given in Section  3(a)(9) of the  Exchange  Act, as modified  and used in Sections  13(d) and 14(d)  thereof;
however,  a Person shall not include (A) the Company or any of its subsidiaries;
(B) a trustee or other fiduciary  holding  securities  under an employee benefit plan of the Company or any of its subsidiaries;  (C) an underwriter  temporarily holding  securities  pursuant  to an  offering  of  such  securities;  or  (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

     In the event of a Change of Control,  any unexercisable or unvested portion of the outstanding  Options shall be immediately  exercisable and vested in full as of the  date ten  (10)  days  prior to the  expected  date of the  Change  of
Control.  The exercise or vesting of any Option that was  permissible  solely by reason of this Section 6(f) shall be conditioned  upon the  consummation  of the
Change of  Control.  In  addition,  the  surviving,  continuing,  successor,  or purchasing  corporation or parent corporation  thereof,  as the case may be (the
"Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding  Options or substitute  outstanding  Options for substantially equivalent options for the Acquiring  Corporation's  stock. For purposes of this
Section  6(f),  an Option shall be deemed  assumed if,  following  the Change of
Control,  the Option  confers the right to acquire in accordance  with its terms and conditions,  for each share of Stock subject to the Option immediately prior to the  Change  of  Control,  the  consideration  (whether  stock,  cash,  other securities  or property) to which a holder of a share of Stock on the  effective date of the  Change of Control  was  entitled.  Any  Options  which are  neither assumed nor substituted for by the Acquiring  Corporation in connection with the
Change of Control nor  exercised  as of the date of the Change of Control  shall terminate and cease to be outstanding  effective as of the date of the Change of
Control.

     (g)  STOCKHOLDER  APPROVAL.  Notwithstanding any provision to the contrary, no Option  granted  pursuant  to the Plan may be  exercised  prior to  obtaining shareholder approval of the Plan.

     7.   TERMINATION OR AMENDMENT OF PLAN.

     (a)  The Board may amend,  suspend,  or terminate the Plan,  except that no amendment  shall be made that would impair the rights of any Optionee  under any
Option theretofore  granted without the Optionee's  consent,  and except that no amendment shall be made without the approval of the  shareholders of the Company that would

          (i)  materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

          (ii) materially  increase the benefits accruing to the Optionees under the Plan;

          (iii)materially   modify  the   requirements  as  to  eligibility  for
participation in the Plan;

          (iv) decrease the exercise price of an Option to less than 100% of the
Fair Market Value per share of Stock on the date of grant thereof; or

          (v)  extend the term of any Option beyond that provided for in Section
6(c).

     The  Board  may  amend  the  terms  of  any  Option  theretofore   granted,
prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent.

     (b)  It is the  intention of the Board that the Plan comply  strictly  with the  provisions of Section 409A of the Code and Treasury  Regulations  and other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules")  and the  Board  shall  exercise  its  discretion  in  granting  Options hereunder (and the terms of such Options) accordingly. The Plan and any grant of an Option hereunder may be amended from time to time (without, in the case of an
Option,  the consent of the  Optionee)  as may be necessary  or  appropriate  to comply with the Section 409A Rules.

     8.   EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN.

     Appropriate  adjustments shall be made in the number and class of shares of
Stock subject to the Plan, the number of shares to be granted under the Plan and to any  outstanding  Options and in the Option exercise price of any outstanding
Options in the event of a stock dividend, stock split, recapitalization, reverse stock  split,  combination,  reclassification  or  like  change  in the  capital structure of the Company.

     9.   TRANSFERABILITY OF OPTIONS.

     (a)  Except as provided in Section 9(b) hereof,  an Option may be exercised during the  lifetime of the  Optionee  only by the  Optionee  or the  Optionee's guardian or legal  representative  and may not be assigned or transferred in any manner  except by will or by the laws of  descent  and  distribution;  PROVIDED,
HOWEVER,  that Options may be transferred under a qualified  domestic  relations order  (as  defined  in the Code or Title I of the  Employee  Retirement  Income
Security Act, or the rules promulgated thereunder).

     (b)  Notwithstanding  the foregoing,  with the consent of the Board, in its sole discretion, an Optionee may transfer all or a portion of the Option to: (i)
an  Immediate  Family  Member  (as  hereinafter  defined),  (ii) a trust for the exclusive  benefit of the Optionee and/or one or more Immediate  Family Members,
(iii) a partnership in which the Optionee  and/or one or more  Immediate  Family
Members are the only partners,  or (iv) such other person or entity as the Board may permit  (individually,  a  "Permitted  Transferee").  For  purposes  of this
Section 9(b),  "Immediate  Family  Members"  shall mean the  Optionee's  spouse, former  spouse,  children or  grandchildren,  whether  natural or adopted.  As a condition to such transfer,  each Permitted Transferee to whom the Option or any interest therein is transferred  shall agree in writing (in a form  satisfactory to the  Company)  to be bound by all of the terms and  conditions  of the Option
Agreement  evidencing such Option and any additional  restrictions or conditions as the Company  may  require.  Following  the  transfer  of an Option,  the term
"Optionee" shall refer to the Permitted Transferee, except that, with respect to any provision for the Company's tax withholding  obligations,  if any, such term shall refer to the original  Optionee.  The Company  shall have no obligation to notify a Permitted  Transferee of any  termination  of the  transferred  Option, including an early  termination  pursuant to Section  6(d)  hereof.  A Permitted
Transferee  shall  be  prohibited  from  making  a  subsequent   transfer  of  a
transferred  Option  except to the  original  Optionee  or to another  Permitted
Transferee or as provided in Section 9(a) hereof.

     10.  RE-PRICING OF OPTIONS/REPLACEMENT OPTIONS.

     The Company shall not re-price any Options or issue any replacement Options unless the Option  re-pricing or Option  replacement shall have been approved by the holders of a majority of the  outstanding  shares of the voting stock of the
Company.

     11.  GOVERNMENT REGULATIONS.

     (a)  The Plan,  and the grant and  exercise of Options  hereunder,  and the obligation of the Company to sell and deliver  shares under such Options,  shall be subject to all applicable laws, rules and regulations,  and to such approvals by any  governmental  agencies,  national  securities  exchanges and interdealer quotation systems as may be required.

     (b)  It is the  Company's  intent that the Plan comply in all respects with
Rule 16b-3 of the Exchange Act and any regulations  promulgated  thereunder.  If any  provision  of this Plan is later  found not to be in  compliance  with such
Rule,  the provision  shall be deemed null and void. All grants and exercises of
Options under this Plan shall be executed in accordance with the requirements of
Section 16 of the Exchange Act and any regulations promulgated thereunder.

     12.  GENERAL PROVISIONS.

     (a)  CERTIFICATES. All certificates for shares of Stock delivered under the
Plan shall be subject to such stop transfer orders and other restrictions as the
Board may deem advisable under the rules,  regulations and other requirements of the Securities and Exchange  Commission,  or other securities  commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or  interdealer  quotation  system upon which the Stock is then listed or traded and  the  Board  may  cause  a  legend  or  legends  to be  placed  on any  such certificates to make appropriate reference to such restrictions.

     (b)  EMPLOYMENT MATTERS. The adoption of the Plan shall not confer upon any
Optionee of the Company or any  subsidiary  any right to continued  service as a director  with the Company,  nor shall it interfere in any way with the right of the Company to terminate the service of any of its directors at any time.

     (c)  LIMITATION  OF  LIABILITY.  No member of the Board,  or any officer or employee  of the  Company  acting on behalf of the  Board,  shall be  personally liable for any action,  determination  or  interpretation  taken or made in good faith with  respect to the Plan,  and all  members of the Board and each and any officer or employee of the Company  acting on their behalf shall,  to the extent permitted by law, be fully  indemnified  and protected by the Company in respect of any such action, determination or interpretation.

     13.  REGISTRATION OF STOCK.

     Notwithstanding any other provision in the Plan, no Option may be exercised unless  and  until the Stock to be issued  upon the  exercise  thereof  has been registered  under the Securities Act and applicable  state  securities  laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United  States.  The Company  shall not be under any  obligation to register under  applicable  federal or state  securities laws any Stock to be issued upon the exercise of an Option  granted  hereunder in order to permit the exercise of an  Option  and the  issuance  and sale of the  Stock  subject  to such  Option, although the Company may in its sole discretion register such Stock at such time as the Company shall  determine.  If the Company  chooses to comply with such an exemption  from  registration,  the Stock  issued  under  the Plan  may,  at the direction of the Committee,  bear an appropriate  restrictive legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer  instructions  with respect to such Stock to the Company's transfer agent.

     14.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective on November 23, 2005; provided,  however,  that the Plan shall be approved by the shareholders not later than November 22, 2006.